UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23205

FS Energy Total Return Fund
(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman
FS Energy Total Return Fund
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: October 31
Date of reporting period: April 30, 2020

Item 1.   Reports to Stockholders.
The semi-annual report (the “Semi-Annual Report”) of FS Energy Total Return Fund (the “Fund”) for the six months ended April 30, 2020 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Semi-annual report 2020
Finding opportunities for income and growth
in energy and energy infrastructure
FS Energy Total
Return Fund
Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of FS Energy Total Return Fund’s (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Fund electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.
You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the fund complex if you hold accounts directly or to all funds held in your account if you invest through your financial intermediary.

FS Energy Total Return Fund
PORTFOLIO REVIEW
The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of April 30, 2020 (unaudited):
Portfolio composition (by fair value)
Master Limited Partnerships	24%
Preferred Equity	3%
Common Equity	51%
Senior Secured Loans—First Lien	8%
Corporate Bonds	7%
Short-Term Investments	7%
100%
Top 10 Holdings (by fair value)
Energy Transfer LP	11%
The Williams Companies, Inc.	11%
Kinder Morgan, Inc.	10%
Enbridge, Inc.	6%
MPLX LP	5%
Plains GP Holdings, LP, Class A Shares	5%
Enterprise Products Partners LP	4%
Navitas Midstream Midland Basin, LLC	4%
Atlantica Yield p.l.c.	4%
BCP Raptor II, LLC	4%
Industry classification (by fair value)
Upstream	8%
Midstream	71%
Downstream	3%
Renewables	9%
Service & Equipment	2%
Short-Term Investments	7%
100%

FS Energy Total Return Fund
OFFICERS AND BOARD OF TRUSTEES
Officers

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

EDWARD T. GALLIVAN, JR.
Chief Financial Officer & Treasurer

STEPHEN S. SYPHERD
General Counsel & Secretary

JAMES F. VOLK
Chief Compliance Officer	Board of Trustees

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

DAVID J. ADELMAN
Vice-Chairman
President & Chief Executive Officer,
Campus Apartments, Inc.

HOLLY E. FLANAGAN
Trustee
Managing Director, Gabriel Investments

BRIAN R. FORD
Trustee
Retired Partner, Ernst & Young LLP

DANIEL J. HILFERTY, III
Trustee
Chief Executive Officer,
Independence Health Group

FS Energy Total Return Fund
Semi-Annual Report for the Six Months Ended April 30, 2020

FS Energy Total Return Fund
Unaudited Schedule of Investments
As of April 30, 2020
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Master Limited Partnerships—23.6%
Energy Transfer LP	(d) (e)	Midstream	378,600	$4,160	$3,180
Enterprise Products Partners LP		Midstream	70,200	1,150	1,233
EQM Midstream Partners, LP	(d)	Midstream	44,000	1,892	886
MPLX LP	(d)	Midstream	71,200	1,316	1,289
Total Master Limited Partnerships				8,518	6,588
Preferred Equity—2.6%
CenterPoint Energy, Inc., Series B, 7.0%		Downstream	21,600	931	731
Total Preferred Equity				931	731
Common Equity—51.3%
Atlantica Yield p.l.c	(d)	Renewables	47,600	1,264	1,140
BP p.l.c., ADR	(e)	Upstream	35,000	836	833
Enbridge, Inc.	(d)	Midstream	55,000	1,804	1,687
Kinder Morgan, Inc.	(d)	Midstream	179,300	2,564	2,731
Northland Power, Inc.		Renewables	36,000	833	773
Pembina Pipeline Corp.		Midstream	25,000	393	573
Plains GP Holdings LP, Class A Shares	(d) (e)	Midstream	136,900	2,484	1,258
Rattler Midstream LP	(d)	Midstream	135,200	2,171	922
Targa Resources Corp.	(d)	Midstream	54,934	2,067	712
The Williams Companies, Inc.	(d)	Midstream	161,100	3,608	3,121
Vivint Solar, Inc.		Renewables	92,500	893	586
Total Common Equity				18,917	14,336

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—8.0%
BCP Raptor II, LLC, L+475, 11/3/2025	(f)	Midstream	$2,084	2,032	1,021
Navitas Midstream Midland Basin, LLC, L+450, 12/13/2024	(f)	Midstream	1,980	1,937	1,228
Total Senior Secured Loans—First Lien				3,969	2,249
Corporate Bonds—7.5%
KLX Energy Services Holdings, Inc., 11.5%, 11/1/2025	(g)	Service & Equipment	1,400	1,380	520
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026	(d) (g)	Upstream	1,000	816	342
Moss Creek Resources Holdings, Inc., 10.5%, 5/15/2027	(g)	Upstream	1,600	1,345	611
SM Energy Co., 6.6%, 1/15/2027	(d)	Upstream	2,300	2,017	619
Total Corporate Bonds				5,558	2,092

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost(b)	Fair Value(c)
Short-Term Investments—6.9%
State Street Institutional Treasury Money Market Fund—Institutional Class	(h)	0.23%	1,915,056	1,915	1,915
Total Short-Term Investments				1,915	1,915
TOTAL INVESTMENTS—99.9%				$39,808	27,911
OTHER ASSETS IN EXCESS OF LIABILITIES—0.1%					38
NET ASSETS—100.0%					$27,949
See notes to unaudited financial statements.

FS Energy Total Return Fund
Unaudited Schedule of Investments (continued)
As of April 30, 2020
(in thousands, except share amounts)

ADR—American Depositary Receipt
(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Denominated in U.S. dollars unless otherwise noted.

(c)
Fair value is determined by the board of trustees of FS Energy Total Return Fund (the “Fund”). See Notes 2 and 7 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)
Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of April 30, 2020, there were no securities rehypothecated by BNP.

(e)
Position or portion thereof unsettled as of April 30, 2020.

(f)
Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of April 30, 2020, the three-month London Interbank Offered Rate (“L”) was 0.56%.

(g)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,473, which represents approximately 5.3% of net assets as of April 30, 2020.

(h)
Rate represents the seven-day yield as of April 30, 2020.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Unaudited Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

April 30, 2020
Assets
Investments, at fair value (amortized cost—$39,808)	$27,911
Cash	2,025
Receivable for investments sold	742
Reimbursement due from adviser(1)	83
Distributions and dividends receivable	121
Interest receivable	226
Total assets	$31,108
Liabilities
Financing arrangement payable	$2,000
Payable for investments purchased	836
Management fees payable	121
Administrative services expense payable	25
Accounting and administrative fees payable	26
Interest expense payable	0
Professional fees payable	115
Trustees’ fees payable	6
Shareholder service fee—Class A	0
Shareholder service and distribution fees—Class T	0
Other accrued expenses and liabilities	30
Total liabilities	$3,159
Net assets	$27,949
Commitments and contingencies ($1,013)(2)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$4
Capital in excess of par value	46,165
Accumulated earnings (deficit)	(18,220)
Net assets	$27,949
Class A Shares
Net Assets	$3,769
Shares Outstanding	566,279
Net Asset Value Per Share (net assets ÷ shares outstanding)	$6.66
Maximum Offering Price Per Share ($6.66 ÷ 94.25% of net asset value per share)	$7.07
Class I Shares
Net Assets	$23,883
Shares Outstanding	3,587,980
Net Asset Value Per Share (net assets ÷ shares outstanding)	$6.66
Class T Shares
Net Assets	$297
Shares Outstanding	44,555
Net Asset Value Per Share (net assets ÷ shares outstanding)	$6.66
Maximum Offering Price Per Share ($6.66 ÷ 96.50% of net asset value per share)	$6.90

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)
See Note 10 for a discussion of the Fund’s commitments and contingencies.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Unaudited Statement of Operations
(in thousands)

Six Months Ended April 30, 2020
Investment income
Distributions and dividend income (net of foreign tax withholding—$14)	$1,291
Return of capital	(530)
Net distributions and dividend income	761
Interest income	537
Total investment income	1,298
Operating expenses
Management fees	291
Administrative services expenses	5
Accounting and administrative fees	73
Interest expense	17
Professional fees	195
Trustees’ fees	6
Shareholder service fee—Class A	6
Shareholder service and distribution fees—Class T	1
Other general and administrative expenses	75
Total operating expenses	669
Less: Expense reimbursement(1)	(229)
Net operating expenses	440
Net investment income	858
Realized and unrealized gain/loss
Net realized gain (loss) on investments	(5,701)
Net realized gain (loss) on foreign currency	8
Net change in unrealized appreciation (depreciation) on investments	(9,048)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(14,741)
Net increase (decrease) in net assets resulting from operations	$(13,883)

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Statements of Changes in Net Assets
(in thousands)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations
Net investment income	$858	$1,598
Net realized gain (loss) on investments and foreign currency	(5,693)	(341)
Net change in unrealized appreciation (depreciation) on investments	(9,048)	(1,026)
Net increase (decrease) in net assets resulting from operations	(13,883)	231
Shareholder distributions(1)
Distributions to shareholders
Class A	(109)	(134)
Class I	(740)	(1,420)
Class T	(9)	(11)
	(858)	(1,565)
Distributions representing return of capital
Class A	(81)	(68)
Class I	(551)	(724)
Class T	(6)	(6)
	(638)	(798)
Net decrease in net assets resulting from shareholder distributions	(1,496)	(2,363)
Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	2,838	7,745
Total increase (decrease) in net assets	(12,541)	5,613
Net assets at beginning of period	40,490	34,877
Net assets at end of period	$27,949	$40,490

(1)
See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)
See Note 3 for a discussion of the Fund’s common share transactions.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Unaudited Statement of Cash Flows
(in thousands)

Six Months Ended April 30, 2020
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(13,883)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(31,607)
Investments in money market fund, net	5,143
Proceeds from sales and repayments of investments	32,497
Net realized (gain) loss on investments	5,701
Net change in unrealized (appreciation) depreciation on investments	9,048
Accretion of discount	(50)
(Increase) decrease in receivable for investments sold	(742)
(Increase) decrease in reimbursement due from adviser(1)	73
(Increase) decrease in distributions and dividends receivable	58
(Increase) decrease in interest receivable	125
(Increase) decrease in prepaid expenses and other assets	18
Increase (decrease) in payable for investments purchased	360
Increase (decrease) in management fees payable	(52)
Increase (decrease) in administrative services expenses payable	18
Increase (decrease) in accounting and administrative fees payable	1
Increase (decrease) in interest expense payable(2)	(13)
Increase (decrease) in professional fees payable	(95)
Increase (decrease) in trustees’ fees payable	(2)
Increase (decrease) in shareholder service fee—Class A	(1)
Increase (decrease) in shareholder service fee—Class T	—
Increase (decrease) in other accrued expenses and liabilities	(38)
Net cash provided by (used in) operating activities	6,559
Cash flows from financing activities
Issuance of common shares	4,351
Repurchases of common shares	(2,158)
Shareholder distributions paid	(797)
Borrowings under financing arrangement(2)	19,725
Repayments under financing arrangement(2)	(27,622)
Net cash provided by (used in) financing activities	(6,501)
Total increase (decrease) in cash	58
Cash at beginning of period	1,967
Cash at end of period	$2,025
Supplemental disclosure
Reinvestment of shareholder distributions	$699
Non-cash purchases of investments	$(1,587)
Non-cash sales of investments	$1,587

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)
See Note 8 for a discussion of the Fund’s financing arrangement. During the six months ended April 30, 2020, borrowings under the financing arrangement included $30 of capitalized interest.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Financial Highlights—Class A Shares
(in thousands, except share and per share amounts)

	Sx Months Ended April 30, 2020 (Unaudited)	Year Ended October 31,		Period from May 16, 2017 (Commencement of Operations) through October 31, 2017
		2019	2018
Per Share Data:(1)
Net asset value, beginning of period	$10.34	$11.05	$11.69	$12.52
Results of operations
Net investment income(2)	0.19	0.39	0.27	0.09
Net realized gain (loss) and unrealized appreciation (depreciation)	(3.52)	(0.50)	(0.31)	(0.61)
Net increase (decrease) in net assets resulting from operations	(3.33)	(0.11)	(0.04)	(0.52)
Shareholder Distributions:(3)
Distributions from net investment income	(0.20)	(0.40)	(0.30)	(0.15)
Distributions from net realized gain on investments	—	—	—	(0.11)
Distributions representing return of capital	(0.15)	(0.20)	(0.30)	(0.05)
Net decrease in net assets resulting from shareholder distributions	(0.35)	(0.60)	(0.60)	(0.31)
Net asset value, end of period	$6.66	$10.34	$11.05	$11.69
Shares outstanding, end of period	566,279	317,971	292,821	104,736
Total return(4)	(32.06)%(5)	(1.05)%	(0.45)%	(4.21)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$3,769	$3,288	$3,236	$1,224
Ratio of net investment income to average net assets(6)(7)	4.47%	3.63%	2.29%	1.71%
Ratio of total expenses to average net assets(6)	3.84%	3.93%	6.07%	10.70%
Ratio of expense reimbursement from adviser to average net assets(6)	(1.25)%	(1.26)%	(2.98)%	(7.86)%
Ratio of net expenses to average net assets(6)	2.59%	2.67%	3.09%	2.84%
Portfolio turnover rate	89%(5)	135%	131%	49%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$2,000	$9,897	$13,791	$6,991
Asset coverage ratio per unit(8)	14.97	5.09	3.53	4.52

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Information presented is not annualized.

(6)
Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)
If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 3.22%, 2.37%, (0.69)% and (6.15)% for the six months ended April 30, 2020, for the years ended October 31, 2019 and 2018 and for the period from May 16, 2017 (Commencement of Operations) through October 31, 2017, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Financial Highlights—Class I Shares
(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31,		Period from March 15, 2017 (Commencement of Operations) through October 31, 2017
		2019	2018
Per Share Data:(1)
Net asset value, beginning of period	$10.35	$11.06	$11.69	$12.50
Results of operations
Net investment income(2)	0.21	0.42	0.30	0.15
Net realized gain (loss) and unrealized appreciation (depreciation)	(3.54)	(0.50)	(0.30)	(0.65)
Net increase (decrease) in net assets resulting from operations	(3.33)	(0.08)	0.00	(0.50)
Shareholder distributions:(3)
Distributions from net investment income	(0.21)	(0.42)	(0.31)	(0.15)
Distributions from net realized gain on investments	—	—	—	(0.11)
Distributions representing return of capital	(0.15)	(0.21)	(0.32)	(0.05)
Net decrease in net assets resulting from shareholder distributions	(0.36)	(0.63)	(0.63)	(0.31)
Net asset value, end of period	$6.66	$10.35	$11.06	$11.69
Shares outstanding, end of period	3,587,980	3,555,274	2,835,791	1,995,949
Total return(4)	(32.00)%(5)	(0.80)%	(0.23)%	(4.00)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$23,883	$36,781	$31,354	$23,342
Ratio of net investment income to average net assets(6)(7)	4.72%	3.88%	2.54%	1.96%
Ratio of total operating expenses to average net assets(6)	3.59%	3.68%	5.82%	10.45%
Ratio of expense reimbursement from adviser to average net assets(6)	(1.25)%	(1.26)%	(2.98)%	(7.86)%
Ratio of net operating expenses to average net assets(6)	2.34%	2.42%	2.84%	2.59%
Portfolio turnover rate	89%(5)	135%	131%	49%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$2,000	$9,897	$13,791	$6,991
Asset coverage ratio per unit(8)	14.97	5.09	3.53	4.52

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Information presented is not annualized.

(6)
Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)
If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 3.47%, 2.62%, (0.44)% and (5.90)% for the six months ended April 30, 2020, for the years ended October 31, 2019 and 2018 and for the period from March 15, 2017 (Commencement of Operations) through October 31, 2017, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Financial Highlights—Class T Shares
(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31,		Period from October 20, 2017 (Commencement of Operations) through October 31, 2017
		2019	2018
Per Share Data:(1)
Net asset value, beginning of period	$10.34	$11.05	$11.70	$11.77
Results of operations
Net investment income(2)	0.19	0.37	0.24	0.01
Net realized gain (loss) and unrealized appreciation (depreciation)	(3.53)	(0.51)	(0.31)	(0.08)
Net increase (decrease) in net assets resulting from operations	(3.34)	(0.14)	(0.07)	(0.07)
Shareholder distributions(3)
Distributions from net investment income	(0.20)	(0.38)	(0.29)	—
Distributions representing return of capital	(0.14)	(0.19)	(0.29)	—
Net decrease in net assets resulting from shareholder distributions	(0.34)	(0.57)	(0.58)	—
Net asset value, end of period	$6.66	$10.34	$11.05	$11.70
Shares outstanding, end of period	44,555	40,677	25,939	819
Total return(4)	(32.20)%(5)	(1.30)%	(0.81)%	(0.59)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$297	$421	$287	$10
Ratio of net investment income to average net assets(6)(7)	4.22%	3.38%	2.04%	1.46%
Ratio of total expenses to average net assets(6)	4.09%	4.18%	6.32%	10.95%
Ratio of expense reimbursement from adviser to average net assets(6)	(1.25)%	(1.26)%	(2.98)%	(7.86)%
Ratio of net expenses to average net assets(6)	2.84%	2.92%	3.34%	3.09%
Portfolio turnover rate	89%(5)	135%	131%	49%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$2,000	$9,897	$13,791	$6,991
Asset coverage ratio per unit(8)	14.97	5.09	3.53	4.52

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Information presented is not annualized.

(6)
Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)
If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 2.97%, 2.12%, (0.94)% and (6.40)% for the six months ended April 30, 2020, for the years ended October 31, 2019 and 2018 and for the period from October 20, 2017 (Commencement of Operations) through October 31, 2017, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited financial statements.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Energy Total Return Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on February 23, 2016 and commenced investment operations on March 15, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.
As of April 30, 2020 the Fund was a continuously offered, non-diversified, closed-end management investment company that operated as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offered five classes of shares of beneficial interest—Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares (as defined below), which are substantially the same except that each class of shares has different sales charges and expenses. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).
On December 11, 2019, the Fund’s board of trustees (“Board”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Fund into a newly organized series (the “Acquiring Fund”) of FS Series Trust, subject to shareholder approval. A majority of shareholders of the Fund approved the Plan at a special meeting of the shareholders on March 19, 2020. The Acquiring Fund has substantially similar investment objectives and policies as those of the Fund, but the Acquiring Fund is organized as an open-end mutual fund instead of a closed-end interval fund. See Note 11 for additional information regarding the Fund’s reorganization.
The Fund’s investment objective is to generate an attractive total return consisting of current income and capital appreciation by investing primarily in the equity and debt securities of Natural Resource/Infrastructure Companies, as defined below. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in Natural Resource/Infrastructure Companies, which the Fund defines as issuers and businesses that are involved in the development of energy infrastructure and the acquisition, exploration, production, mining, processing, fractionating, refining, transportation, trans-loading, storage, servicing or marketing of natural resources, including, but not limited to, crude oil, refined products, petrochemicals, natural gas, natural gas liquids, coal and metals. In addition, Natural Resource/Infrastructure Companies include power, as well as renewable energy sources, including the related components and infrastructure needed to bring power and renewable energy sources to market. “Related components” refers to the broader energy ecosystem associated with the production and manufacturing of power and renewable energy, including, but not limited to, solar panels, transmission and distribution lines and batteries.
The investment adviser to the Fund, FS Energy Advisor, LLC (“FS Energy Advisor”), oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio. FS Energy Advisor has engaged Magnetar Asset Management LLC (“Magnetar’) to act as the Fund’s investment sub-adviser.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the unaudited financial statements were issued.
Use of Estimates: The preparation of the Fund’s unaudited financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited financial

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value and is considered Level 2 in the fair value hierarchy. The Fund’s uninvested cash is maintained with a high credit quality financial institution.
Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”) and Class T share of beneficial interest (“Class T Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) and Class M share of beneficial interest (“Class M Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
FS Energy Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Board and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Energy Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”).
For purposes of calculating NAV, the Fund uses the following valuation methods:
•
The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Energy Advisor to be unreliable (and therefore, not readily available), FS Energy Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Energy Advisor.

•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Energy Advisor, under supervision of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Energy Advisor, under supervision of the Board, may rely upon valuations obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•
Weekly and as of each quarter end, FS Energy Advisor will review and document preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•
Quarterly, FS Energy Advisor will provide the audit committee of the Board with preliminary valuations for each investment;

•
The preliminary valuations will then be presented to and discussed with the audit committee of the Board;

•
The audit committee of the Board will review the preliminary valuations and FS Energy Advisor, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•
Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

•
The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Energy Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s unaudited financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited financial statements. In making its determination of fair value, FS Energy Advisor, under supervision of the Board, may use any approved

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

independent third-party pricing or valuation services; provided that FS Energy Advisor, under supervision of the Board, shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Energy Advisor, under supervision of the Board, shall retain the discretion to use any relevant data, including information obtained by FS Energy Advisor, any investment sub-adviser, or from any approved independent third-party valuation or pricing service, that FS Energy Advisor, under supervision of the Board, deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Energy Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e. the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, will be valued at fair value. FS Energy Advisor, under supervision of the Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or non-recurring costs related to an acquisition, recapitalization, restructuring or other related items.
FS Energy Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Energy Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as FS Energy Advisor, under supervision of the Board, and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.
Publicly traded securities that carry certain restrictions on sale will typically be valued at a discount from the public market values of the securities, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Energy Advisor, under supervision of the Board, in consultation with any approved independent third-party valuation service, if applicable.
The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Energy Advisor, and has authorized FS Energy Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Energy Advisor’s implementation of the Fund’s valuation process.
Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received based on historical information. These estimates may subsequently be revised based on the information received from the master limited partnerships (“MLPs”) after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized as interest income, using the effective interest method, over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. For the period from February 23, 2016 (Inception) through October 31, 2017, the Fund incurred organization costs of $40, which were paid by Franklin Square Holdings, L.P. (“FS Investments”), the Fund’s sponsor and an affiliate of FS Energy Advisor (see Note 4). The Fund did not incur any organization costs during the year ended October 31, 2019 and six months ended April 30, 2020. FS Investments has agreed to assume the Fund’s organization costs and will not seek reimbursement of such costs. Offering costs primarily include marketing expenses, salaries and other direct expenses of FS Energy Advisor’s and Magnetar Asset Management LLC’s personnel and employees of their affiliates while engaged in marketing the Fund’s common shares. Effective March 8, 2018, FS Investments agreed to assume all of the Fund’s unreimbursed and future offering costs and to not seek reimbursement of such costs. For the periods from February 23, 2016 (Inception) through October 31, 2017 and from November 1, 2017 through March 8, 2018, the Fund incurred offering costs of $2,464, and $1,109, respectively, which were paid on its behalf by FS Investments (see Note 4). For the period from February 23, 2016 (Inception) through March 8, 2018, the Fund deferred and amortized such costs as an expense in an amount up to 0.50% of gross proceeds raised over twelve months as the Fund raised proceeds in its continuous public offering.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the six months ended April 30, 2020, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s unaudited financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly or monthly basis. Subject to the Board’s

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.
Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the six months ended April 30, 2020 and the year ended October 31, 2019:
	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	299,323	$3,097	99,895	$1,124
Reinvestment of Distributions	6,333	43	8,463	90
Total Gross Proceeds	305,656	3,140	108,358	1,214
Commissions and Dealer Manager Fees	—	(56)	—	(22)
Net Proceeds to the Fund	305,656	3,084	108,358	1,192
Share Repurchase Program	(57,348)	(404)	(83,208)	(903)
Net Proceeds from Class A Share Transactions	248,308	$2,680	25,150	$289

Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	156,086	$1,232	990,539	$10,335
Reinvestment of Distributions	98,351	646	104,219	1,109
Total Gross Proceeds	254,437	1,878	1,094,758	11,444
Share Repurchase Program	(221,731)	(1,754)	(375,275)	(4,149)
Net Proceeds from Class I Share Transactions	32,706	$124	719,483	$7,295

Class T Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	2,302	$25	13,653	$154
Reinvestment of Distributions	1,576	10	1,085	12
Total Gross Proceeds	3,878	35	14,738	166
Commissions and Dealer Manager Fees	—	(1)	—	(5)
Net Proceeds from Class T Share Transactions	3,878	34	14,738	161
Net Proceeds to the Fund	284,892	$2,838	759,371	$7,745
Share Repurchase Program
The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.
Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.
During the six months ended April 30, 2020, the Fund engaged in repurchase offers as follows:
Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
January 15, 2020	10%	138,844	3.33%
March 18, 2020	10%	140,235	3.33%
Total		279,079
Distribution Plan
The Fund, with respect to its Class L, Class M and Class T Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the six months ended April 30, 2020, Class T Shares incurred distribution fees of $0.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Shareholder Service Expenses
The Fund has adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Energy Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L and Class T Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L and Class T Shares, respectively. For the six months ended April 30, 2020, Class A and Class T Shares incurred shareholder service fees of $6 and $1, respectively.
Note 4. Related Party Transactions
Compensation of the Investment Adviser, Sub-Adviser and their Affiliates
Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of February 15, 2017, by and between the Fund and FS Energy Advisor, FS Energy Advisor is entitled to a management fee in consideration of the advisory services provided by FS Energy Advisor to the Fund. FS Energy Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.
Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of February 28, 2017, by and between FS Energy Advisor and Magnetar, Magnetar is entitled to receive 50% of all management fees paid to FS Energy Advisor under the Investment Advisory Agreement with respect to each year.
The management fee is calculated and payable quarterly in arrears at the annual rate of 1.50% of the Fund’s average daily gross assets during such period. Subject to the consent of Magnetar, the management fee may or may not be taken in whole or in part at the discretion of FS Energy Advisor. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Energy Advisor may determine. The management fee for any partial quarter will be appropriately prorated.
Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of February 28, 2018, by and between the Fund and FS Energy Advisor, the Fund reimburses FS Energy Advisor and Magnetar, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and Magnetar providing administrative services to the Fund on behalf of FS Energy Advisor, subject to the limitations set forth in the Administration Agreement and the New Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Energy Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Energy Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Energy Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.
The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Energy Advisor. The Fund’s Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Fund’s Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Energy Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Energy Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Energy Advisor.
Reimbursements of administrative expenses to FS Energy Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and Magnetar has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Energy Advisor is waiving expenses or making payments pursuant to the New Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the New Expense Limitation Agreement and FS Energy Advisor and Magnetar have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.
Pursuant to the Administration Agreement, FS Energy Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Energy Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Energy Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Energy Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Energy Advisor or Magnetar, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.
Initially, FS Investments and Magnetar paid the Fund’s organization and offering costs. FS Investments agreed to assume the Fund’s organization costs and not seek reimbursement of such costs. Once the Fund was able to bear its own expenses, the Fund was going to pay certain of its offering costs directly and reimburse FS Energy Advisor and Magnetar for offering costs incurred on its behalf. These costs primarily include, among other things, legal, accounting, printing and other expenses relating to the Fund’s offering, including costs associated with technology integration between the Fund’s systems and those of its distribution partners, marketing expenses, salaries and direct expenses of FS Energy Advisor’s and Magnetar’s personnel, employees of their affiliates and others while engaged in registering and marketing the shares, including the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Fund. Under the terms of the original Administration Agreement, offering costs were limited to 0.50% of the gross proceeds raised in

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

the Fund’s continuous public offering. FS Energy Advisor, Magnetar and their affiliates were entitled to receive up to 0.50% of the gross proceeds raised in the Fund’s continuous public offering until all offering costs funded by FS Energy Advisor or its affiliates (including FS Investments) had been recovered. Offering costs payable by the Fund in any quarter, including amounts reimbursable to FS Energy Advisor, Magnetar, or their respective affiliates, were subject to the expense limitation. See “—Expense Limitation Agreement.” Effective March 8, 2018, FS Investments agreed to assume all of the Fund’s unreimbursed and future offering costs and to not seek reimbursement for such costs. Such costs will include marketing expenses, salaries and other direct expenses of FS Energy Advisor’s and Magnetar’s personnel and employees of their affiliates while engaged in marketing the shares.
For the period from February 23, 2016 (Inception) through March 8, 2018, the Fund deferred and amortized offering costs as an expense in an amount up to 0.50% of gross proceeds raised over twelve months as the Fund raised proceeds in its continuous public offering. For the periods from February 23, 2016 (Inception) through October 31, 2017 and from November 1, 2017 through March 8, 2018, the Fund incurred offering costs of $2,464 and $1,109, respectively, which were paid on its behalf by FS Investments. Since commencing its continuous public offering and through March 8, 2018, the Fund reimbursed $151 to FS Energy Advisor and its affiliates for offering costs funded by them.
The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the six months ended April 30, 2020:
Related Party	Source Agreement	Description	Amount
FS Energy Advisor	Investment Advisory Agreement	Management Fee(1)	$291
FS Energy Advisor	Administration Agreement	Administrative Services Expenses(2)	$5

(1)
As of April 30, 2020, $121 in base management fees were payable to FS Energy Advisor.

(2)
During the six months ended April 30, 2020, all of the accrued administrative services expenses related to third-party expenses.

Capital Contributions by FS Investments and Magnetar
In October 2016, pursuant to a private placement, Michael C. Forman, a principal of FS Energy Advisor, contributed $100 to purchase approximately 4,000 Class I Shares at $25.00 per share. Effective February 14, 2017, the Fund effected a share split to ensure that the price per share paid by Mr. Forman for the Class I Shares purchased was equal to the NAV per Class I Share of the Fund on the date of the initial closing in the Fund’s continuous public offering. Mr. Forman received 2.0 common shares per existing common share at $12.50 per share.
In March 2017, FS Investments and Magnetar collectively purchased $20,000 of Class I Shares. As of April 30, 2020, the Board and individuals and entities affiliated with FS Energy Advisor and Magnetar held 1,572,938 Class I Shares, valued at approximately $10,476 based on the NAV per Class I Share on such date. FS Investments, Magnetar, and their respective employees, partners, officers and affiliates may own a significant percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Expense Limitation Agreement
Pursuant to the expense limitation agreement (“2017 Expense Limitation Agreement”), dated as of February 15, 2017, by and between FS Energy Advisor and the Fund, FS Energy Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.00% per annum of the Fund’s average daily net assets attributable to the applicable class of shares for the twelve month period following March 8, 2017, the date of effectiveness of the Fund’s initial registration statement on Form N-2. The 2017 Expense Limitation Agreement remained in effect until March 8, 2018. For the purpose of the 2017 Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. In consideration of FS Energy Advisor’s agreement to pay or waive the Fund’s ordinary operating expenses for the first twelve months after effectiveness, Magnetar agreed that, during such period, any sub-advisory fees paid to Magnetar would be remitted back to FS Energy Advisor in an amount equal to the lesser of  (i) 50% of the “ordinary operating expenses” paid or waived by FS Energy Advisor pursuant to the 2017 Expense Limitation Agreement, or (ii) the sub-advisory fees paid to Magnetar. If the amount of ordinary operating expenses during such period exceeded the amount of management fees paid to FS Energy Advisor, FS Investments would be solely responsible for any such excess.
On February 28, 2018, FS Energy Advisor and the Fund amended and restated the 2017 Expense Limitation Agreement (as so amended and restated, the “New Expense Limitation Agreement”) under which FS Energy Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares. The New Expense Limitation went into effect on March 8, 2018 and may be adjusted for other classes of Shares to account for class-specific expenses. In consideration of FS Energy Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Energy Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Energy Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The New Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Energy Advisor. The New Expense Limitation Agreement may not be terminated by FS Energy Advisor. For the purposes of the New Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, FS Energy Advisor or Magnetar), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The specific amount of expenses waivable and/or payable by FS Energy Advisor pursuant to the New Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Energy Advisor pursuant to the terms of the New Expense Limitation Agreement shall survive the termination of such agreement for any reason.
During the six months ended April 30, 2020, the Fund accrued $229 of expense reimbursement that FS Investments has agreed to pay, all of which pertained to the New Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.
Note 5. Distributions
During the six months ended April 30, 2020, the Fund declared and paid gross distributions in the amount of $0.3646 (as adjusted for the applicable share class expenses) per share in the total amount of $1,496. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.
The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.
The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $39,808 as of April 30, 2020. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(11,897), which was comprised of gross unrealized appreciation of $465 and gross unrealized depreciation of $12,362, as of April 30, 2020.
Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of April 30, 2020, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $3,116 and $3,018, respectively.
Note 6. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of April 30, 2020:
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Master Limited Partnerships	$8,518	$6,588	24%
Preferred Equity	931	731	3%
Common Equity	18,917	14,336	51%
Senior Secured Loans—First Lien	3,969	2,249	8%
Corporate Bonds	5,558	2,092	7%
Short-Term Investments	1,915	1,915	7%
Total	$39,808	$27,911	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums, accretion of discounts and/or tax-basis return of capital, as applicable, on investments.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of April 30, 2020, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of April 30, 2020:
Industry Classification	Fair Value	Percentage of Portfolio
Upstream	$2,405	8%
Midstream	19,841	71%
Downstream	731	3%
Renewables	2,499	9%
Service & Equipment	520	2%
Short-Term Investments	1,915	7%
Total	$27,911	100%
Purchases and sales of securities during the six months ended April 30, 2020, other than short-term securities and U.S. government obligations, were $31,607 and $32,497, respectively
Note 7. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

As of April 30, 2020, the Fund’s investments were categorized as follows in the fair value hierarchy:
Asset Description	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$6,588	$—	$—	$6,588
Preferred Equity	731	—	—	731
Common Equity	14,336	—	—	14,336
Senior Secured Loans—First Lien	—	2,249	—	2,249
Corporate Bonds	—	2,092	—	2,092
Short-Term Investments	—	1,915	—	1,915
Total Assets	$21,655	$6,256	$—	$27,911
The Fund’s investments primarily consisted of Exchange-Traded Securities or OTC Securities. All of the MLPs, preferred equity investments and common equity investments, each of which were traded on an active public market, were valued at their closing price as of April 30, 2020. All of the fixed income investments were valued by using the mid-point of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service approved by the Board and screened for validity by such service.
The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.
Note 8. Financing Arrangement
The following table presents summary information with respect to the Fund’s financing arrangement as of April 30, 2020:
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	L+0.85%	$2,000	$1,907(1)	October 26, 2020(2)

(1)
The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’ commitment. As explained below, the Fund may borrow amounts in excess of BNP Paribas’ commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2)
As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of April 30, 2020, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility
On March 16, 2017, the Fund entered into a committed facility arrangement (“BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings in U.S. dollars and Canadian dollars on a committed basis up to an

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangement (continued)

aggregate principal amount equal to the average outstanding balance over the past twenty business days. The Fund may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.
The Fund may terminate the BNP Facility upon 179 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 0.50% of the maximum amount of financing available on the termination date.
Under the BNP Facility, U.S. dollar borrowings bear interest at the rate of one-month London Interbank Offered Rate (“LIBOR”) plus 0.85% per annum and Canadian dollar borrowings bear interest at the rate of one-month Canadian Dollar Offered Rate plus 0.75% per annum. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.
Under the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Facility agreements. The BNP Facility agreements contain events of default and termination events customary for similar financing transactions.
The Fund’s obligations under the BNP Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.
The carrying amount outstanding under the BNP Facility approximates its fair value. For the six months ended April 30, 2020, the total interest expense for the BNP Facility was $17.
For the six months ended April 30, 2020, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:
Cash paid for interest expense(1)	$30
Average borrowings	$1,235
Effective interest rate on borrowings at April 30, 2020	1.18%
Weighted average interest rate	2.78%

(1)
Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Note 9. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

Although the Fund may invest in investments that FS Energy Advisor and Magnetar believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Natural Resource/Infrastructure Company Risks: Under normal market conditions, the Fund intends to invest at least 80% of its investments in Natural Resource/Infrastructure Companies. By concentrating investments in Natural Resource/Infrastructure Companies, the Fund will be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting the natural resource and energy sectors. Natural Resource/Infrastructure Companies are also subject to specific risks, including risks associated with fluctuations in energy commodity prices and the volume of, and demand for, energy commodities; the highly cyclical nature of the natural resource and energy sectors; the depletion of commodity reserves or overstatement of the quantities of Natural Resource/Infrastructure Company reserves; changes in the regulatory environment that affect the profitability of Natural Resource/Infrastructure Companies; extreme weather or other natural disasters, fluctuations of interest rates and the economic impact of the Fund’s fixed income investments.
Master Limited Partnership Risk: An investment in MLP units involves certain risks inherent in the structure of MLPs which differ from an investment in the common stock of a corporation, including (i) the limited ability to elect or remove management or the general partner or managing member, (ii) limited voting rights, except with respect to extraordinary transactions, and (iii) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. In addition, there are certain tax risks associated with an investment in MLP units.
Other Equity Securities Risk. The Fund may invest in equity securities of issuers other than Natural Resource/Infrastructure Companies, including common stock of issuers engaged in other sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLPs.
Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers.
Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Energy Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

FS Energy Total Return Fund
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.
The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.
Note 10. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Energy Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Energy Advisor, Magnetar and their respective affiliates (including FS Investments) resulting from the expense limitation agreements.
Note 11. Subsequent Events
On May 4, 2020, the reorganization of the Fund was completed, resulting in the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the designated classes of the Acquiring Fund, and the commencement of investment operations of the Acquiring Fund. The net assets and shares on the date of acquisition were $27,536 and 4,198,814, respectively. All existing shareholders of the Fund were issued shares in a tax-free exchange of the Acquiring Fund. The Acquiring Fund retained the name of FS Energy Total Return Fund.
The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Energy Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Energy Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Energy Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Energy Total Return Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Report of Vote of Shareholders
A special meeting of shareholders of the Fund was held on March  19, 2020. Shareholders of record as of the close of business on January  22, 2020 voted to approve an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly organized series of FS Series  Trust. The results were as follows:
Shares For	Shares Against	Shares Abstain	Broker Non-Votes
2,557,791	5,909	9,161	0
Board Approval of the Continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement
At a meeting of the Board held on December 11, 2019 (the “Meeting”), the Board, including a majority of those trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, FS Energy Advisor or Magnetar (“Independent Trustees”), considered and re-approved the Investment Advisory Agreement between the Fund and FS Energy Advisor and the Sub-Advisory Agreement by and among the Fund, FS Energy Advisor and Magnetar (the “Advisory Agreement” together with the Sub-Advisory Agreement, the “Advisory Agreements”), each as being in the best interests of the Fund and its shareholders. In approving the Advisory Agreements, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel, including information provided by FS Energy Advisor and Magnetar specifically in relation to the consideration of the re-approval of the Advisory Agreements in response to requests for information from the Independent Trustees and their independent legal counsel.
In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Energy Advisor and Magnetar; the past performance of the Fund compared to relevant indices and peer funds; the fees and expenses of the Fund compared to those of other registered investment companies that FS Energy Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, portfolio mix and/or other similar criteria; the possibility of economies of scale that could be passed on to the Fund; and the profitability of FS Energy Advisor and Magnetar. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Energy Advisor and Magnetar (and their affiliates) as a result of their relationships with the Fund.
In addition to evaluating, among other things, the written information provided by FS Energy Advisor and Magnetar, the Board also considered the presentation from FS Energy Advisor and the answers to questions posed by the Board to representatives of FS Energy Advisor. The Independent Trustees also met separately in an executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements.
In considering the approval of the Advisory Agreement and Sub-Advisory Agreement, the Board also considered FS Energy Advisor’s proposal to convert the Fund to an open-end structure, subject to shareholder approval.
Based on their review, the Board and the Independent Trustees concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Investment Advisory Agreement and Sub-Advisory Agreement. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.
Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services provided by FS Energy Advisor and Magnetar, the Board reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of FS Energy Advisor and Magnetar (and their affiliates), including the personnel who provide investment management services to the Fund. With respect to FS Energy Advisor, the Board recognized the significant investment of time, capital and human resources provided by FS Energy Advisor and its affiliates that has resulted in the successful operation and management of the Fund.
The Board then considered FS Energy Advisor’s role in the management of the Fund’s assets, including the oversight and supervision of Magnetar to ensure that it meets its obligations under the Sub-Advisory Agreement. The Board also noted FS Energy Advisor’s description of its procedures to provide ongoing oversight and supervision of Magnetar’s performance and compliance with the Fund’s compliance procedures, investment objectives, policies and restrictions.
The Board noted the administrative services FS Energy Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. With respect to Magnetar, the Board considered, among other things, its role in sourcing, vetting and formally recommending investments to FS Energy Advisor, the personnel performing such services, its organizational capability, financial strength and compliance functions and its demonstrated success in the industry.
The Board and the Independent Trustees determined that they were satisfied with the nature, extent and quality of the services to be provided to the Fund by each of FS Energy Advisor and Magnetar, the expertise and capabilities of FS Energy Advisor’s and Magnetar’s personnel, FS Energy Advisor’s demonstrated capability to collaborate with and oversee Magnetar and FS Energy Advisor’s and Magnetar’s (or their affiliates, as applicable) financial strength and related capability to allocate resources necessary to successfully manage the Fund’s portfolio.
Review of Investment Performance. The Board and the Independent Trustees considered FS Energy Advisor’s explanations as to the Fund’s historical investment performance and determined that they were satisfied with the Fund’s performance as compared to the performance of  (i) relevant benchmark indices; (ii) a peer group of similar funds, including (a) energy and/or infrastructure-focused closed-end funds and (b) master limited partnership-focused closed-end funds, each of which were chosen on the basis of strategy, size and types of assets in which they invest (collectively, the “Comparable Companies”); and (iii) other interval funds managed by affiliates of FS Energy Advisor. The Board and the Independent Trustees noted that the Fund’s performance for the since inception period ended September 30, 2019 has been in line with or better than the majority of the Comparable Companies and better than the Comparable Companies group average.

Costs of Services Provided and Profits Realized. The Board then considered FS Energy Advisor’s investment advisory fee and the gross and net expense ratios (each as a percentage of average net assets) of the Fund’s Class I common shares of beneficial interest. The Board also considered such investment advisory fee and expense ratios as compared to the Comparable Companies and the other interval funds managed by affiliates of FS Energy Advisor. The Board acknowledged FS Energy Advisor’s and its affiliates’ financial support of the Fund through the assumption of organization and offering costs and the waiver of reimbursements of and/or paying certain of the Fund’s expenses pursuant to an expense limitation agreement by and between the Fund and FS Energy Advisor. The Board also acknowledged FS Energy Advisor’s financial strength, the perpetual nature of the expense limitation and continued efforts to develop and allocate resources necessary to continue to successfully manage the Fund. The Independent Trustees considered that the Fund’s fees and expenses were higher than the average of the master limited partnership-focused closed-end funds in the peer group and lower than the average of the energy and/or infrastructure-focused closed end funds in the peer group. With respect to the Fund’s expense ratios, the Board considered the expense ratios compared to the Comparable Companies and FS Energy Advisor’s explanation as to the comparability of the expenses. The Board noted factors contributing to the Fund’s higher expense ratios in certain instances.
The Board then reviewed the profitability information provided by FS Energy Advisor and Magnetar and FS Energy Advisor’s methodology for determining profitability.
The Board determined that, based on the information reviewed, FS Energy Advisor’s management fees, expense ratios and profitability were reasonable in relation to the services rendered to the Fund by FS Energy Advisor. With respect to the re-approval of the Sub-Advisory Agreement, the Board determined that it was satisfied with the level of fees paid by FS Energy Advisor to Magnetar given the quality and extent of services provided and that Magnetar’s fees are reasonable in relation to the services rendered.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered that FS Energy Advisor does not expect to be profitable until the Fund reaches significant scale. The Board also considered that the advisory fee was meant to provide reasonable compensation once the Fund reaches scale. The Board also considered FS Energy Advisor’s commitment to monitor economies of scale on an ongoing basis.
Other Benefits. The Board considered other benefits that may accrue to FS Energy Advisor, Magnetar and their affiliates from their relationships with the Fund, including that FS Energy Advisor and Magnetar may potentially benefit from their relationship with the Fund in the sense that the success of the Fund could attract other business to FS Energy Advisor and Magnetar.
Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and that the approval of the continuation of the Investment Advisory Agreement and Sub-Advisory Agreement are in the best interests of the Fund. The Board, including a majority of the Independent Trustees, approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement for an additional one-year period, or until the closing date of the reorganization of the Fund into a newly organized series of FS Series Trust, whichever is earlier.

www.fsinvestments.com SAN20-ETR
© 2020 FS Investments TM

Item 2.   Code of Ethics.
Not applicable to this semi-annual report on Form N-CSR.
Item 3.   Audit Committee Financial Expert.
Not applicable to this semi-annual report on Form N-CSR.
Item 4.   Principal Accountant Fees and Services.
Not applicable to this semi-annual report on Form N-CSR.
Item 5.   Audit Committee of Listed Registrants.
Not applicable to this semi-annual report on Form N-CSR.
Item 6.   Investments.
(a)
The Fund’s unaudited schedule of investments as of April 30, 2020 is included as part of the Semi-Annual Report included in Item 1 of this Form N-CSR.

(b)
Not applicable.

Item 7.
Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
(a)
Not applicable to this semi-annual report on Form N-CSR.

(b)
As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Fund’s most recently filed annual report on Form N-CSR.

Item 9.
Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this semi-annual report on Form N-CSR.
Item 10.   Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this semi-annual report included in Item 1 of this Form N-CSR.
Item 11.   Controls and Procedures.
(a)
The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)
Not applicable to this semi-annual report on Form N-CSR.

(b)
Not applicable to this semi-annual report on Form N-CSR.

Item 13.   Exhibits.
(a)(1)	Not applicable to this semi-annual report on Form N-CSR
(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
FS Energy Total Return Fund
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer Date: June 24, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer (Principal Executive Officer) Date: June 24, 2020
By: /s/ Edward T. Gallivan, Jr. Edward T. Gallivan, Jr. Chief Financial Officer (Principal Financial Officer) Date: June 24, 2020